As filed with the Securities and Exchange Commission on December 18, 1996.

                           Registration No. 33-37389
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549
                             _____________________

                       POST EFFECTIVE AMENDMENT NO. 1 to

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            _______________________

                                MEGAMATION INC.
               (Exact name of issuer as specified in its charter)

             Delaware                                  13-3372947
   ----------------------------                     -----------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


        2221 Cabot Boulevard West, Langhorne, PA              19047
       -------------------------------------------------------------
       (Address of Principal Executive Offices)            (Zip Code)

            1989 JOINT INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN
            --------------------------------------------------------
                            (Full title of the plan)

                         Edward F. Borkowski, President
                            221 Cabot Boulevard West
                         Langhorne, Pennsylvania 19047
                         -----------------------------
                    (Name and address of agent for service)

                                 (215) 702-8660
                                 --------------
         (Telephone number, including area code, or agent for service)

                                With a copy to:

                             JAMES D. EPSTEIN, ESQ.
                           Pepper, Hamilton & Scheetz
                             3000 Two Logan Square
                           Eighteenth & Arch Streets
                            Philadelphia, PA  19103
________________________________________________________________________________

                        CALCULATION OF REGISTRATION FEE
                        -------------------------------

Title of          Amount      Proposed maximum    Proposed maximum      Amount
securities to     to be       offering price      aggregate             registration
be registered     registered  per share (1)       offering price (1)    fee
----------------  ----------  -----------------   ------------------    ------------

Common Stock,
par value          1,080,000             $.765            $826,200       $206.55
$.01 per share     shares

________________________________________________________________________________
(1) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee; based upon the average of the closing bid and asked prices of the Common Stock of the Company and the NASDAQ System on October 16, 1990.

            Upon its effectiveness in October 1990, this Registration Statement on Form S-8 of Megamation Inc. (the "Company"), a Delaware corporation, Registration No. 33-37389 (the "Registration Statement") covered 1,080,000 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") issuable by the Company under its 1989 Joint Incentive and Non-Qualified Stock Option Plan (the "Stock Option Plan").

            On June 18, 1996, pursuant to an Agreement and Plan of Merger dated March 19, 1996 and the First Amendment to the Agreement and Plan of Merger dated as of May 10, 1996, MI Merger Corp. ("Mergerco"), a Delaware corporation wholly owned by two principal stockholders of the Company (the "Principal Stockholders"), merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). As a result of the Merger, (a) each share of Common Stock that was outstanding at the effective time of the Merger, excluding shares owned by Mergerco and shares in respect of which dissenters' rights had been perfected, were converted into the right to receive $.10 per share in cash, without interest, subject to applicable back-up withholding taxes (the "Merger Consideration"); (b) all of the shares of the Company held by Mergerco were canceled without consideration; and (c) each share of Common Stock of Mergerco outstanding immediately prior to the effective time of the Merger was converted into one share of common stock of the surviving corporation.

            Further, as a result of the Merger, each stock option granted by the Company to purchase shares of Common Stock which were outstanding immediately prior to the Merger, including each stock option available under the Stock Option Plan ("Option"), was canceled and retired and no consideration was delivered or deliverable in exchange therefor, except to the extent that any such Option granted by the Company to purchase shares of Common Stock had vested and was exercisable immediately prior to the Merger. In such an event, each holder of such an Option became, in settlement thereof, eligible to receive from the Company for each share subject to such Option an amount (subject to any applicable back-up withholding taxes) in cash equal to the difference between (a) the Merger Consideration and (b) the per share exercise price of such Option to the extent such difference was a positive number.

            The Company is now wholly owned by the Principal Stockholders and has terminated its registration under Section 12(g)(4) of the Securities Exchange Act of 1934, as amended (the "Act"), by filing a Form 15 with the Securities and Exchange Commission.

            Consequently, the Company hereby withdraws this Registration Statement in accordance with Rule 477 under the Securities Act of 1933, as amended, and deregisters the remaining 329,000 shares of Common Stock subject to the Registration Statement which were not previously issued and sold pursuant to the Stock Option Plan.

                                   SIGNATURES

            The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Langhorne, Commonwealth of Pennsylvania, on this 18th day of December, 1996.

                                 Megamation Inc.

                                 By: /s/ Edward F. Borkowski
                                    --------------------------
                                 Name: Edward F. Borkowski
                                 Title: President and Treasurer

            Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                                 By: /s/ Tristram C. Colket, Jr.
                                    ----------------------------
                                 Name: Tristram C. Colket, Jr.
                                 Title: Chairman of the Board


                                 By: /s/ Max Cooper
                                    ----------------------------
                                 Name: Max Cooper
                                 Title: Director


                                 By: /s/ Joel S. Lawson
                                    ----------------------------
                                 Name: Joel S. Lawson
                                 Title: Director


                                 By: /s/ Edward F. Borkowski
                                    --------------------------
                                 Name: Edward F. Borkowski
                                 Title: Chief Financial Officer


                                 By: /s/ Thomas Schmidt
                                    --------------------------
                                 Name: Thomas Schmidt
                                 Title: Secretary

            The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Langhorne, Commonwealth of Pennsylvania, on December 18, 1996.

                                 1989 Joint Incentive and Non-
                                 qualified Stock Option Plan


                                 By: /s/ Edward F. Borkowski
                                    --------------------------
                                 Name: Edward F. Borkowski

As filed with the Securities and Exchange Commission on December 18, 1996.


                           Registration No. 33-44469

________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                             _____________________

                                 POST-EFFECTIVE

                               AMENDMENT NO. 1 TO

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                            _______________________

                                MEGAMATION INC.
               (Exact name of issuer as specified in its charter)

             Delaware                                  13-3372947
   ----------------------------                     -----------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
Employer incorporation or organization)


               2221 Cabot Boulevard, West, Langhorne, PA    19047
               --------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)

            1989 JOINT INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN
            --------------------------------------------------------
                            (Full title of the plan)

                         Edward F. Borkowski, President
                           2221 Cabot Boulevard West
                        Langhorne, Pennsylvania    19047
                        --------------------------------
                    (Name and address of agent for service)

                                 (215) 702-8660
                                 --------------
         (Telephone number, including area code, or agent for service)

                                With a copy to:

                             JAMES D. EPSTEIN, ESQ
                           Pepper, Hamilton & Scheetz
                             3000 Two Logan Square
                           Eighteenth & Arch Streets
                     Philadelphia, Pennsylvania 19103-4567
________________________________________________________________________________

                        CALCULATION OF REGISTRATION FEE
                        -------------------------------

Title of          Amount      Proposed maximum   Proposed maximum     Amount
securities to     to be       offering price     aggregate            registration
be registered     registered  per share (1)      offering price (1)   fee
----------------  ----------  -----------------  ------------------   ------------

Common Stock,
par value            150,000              $.25       $37,500             $100
$.01 per share       shares

________________________________________________________________________________

(1) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee; based upon the average of the closing bid and asked prices of the Common Stock of the Company on the NASDAQ OTC Bulletin Board on December 4, 1991.

            Upon its effectiveness in December 1991, this Registration Statement on Form S-8 of Megamation Inc. (the "Company"), a Delaware corporation, Registration No. 33-44469 (the "Registration Statement") covered 150,000 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") issuable by the Company under its 1989 Joint Incentive and Non-Qualified Stock Option Plan (the "Stock Option Plan").

            On June 18, 1996, pursuant to an Agreement and Plan of Merger dated March 19, 1996 and the First Amendment to the Agreement and Plan of Merger dated as of May 10, 1996, MI Merger Corp. ("Mergerco"), a Delaware corporation wholly owned by two principal stockholders of the Company (the "Principal Stockholders"), merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). As a result of the Merger, (a) each share of Common Stock that was outstanding at the effective time of the Merger, excluding shares owned by Mergerco and shares in respect of which dissenters' rights have been perfected, were converted into the right to receive $.10 per share in cash, without interest, subject to applicable back-up withholding taxes (the "Merger Consideration"); (b) all of the shares of the Company held by Mergerco were canceled without consideration; and (c) each share of Common Stock of Mergerco outstanding immediately prior to the effective time of the Merger was converted into one share of common stock of the surviving corporation.

            Further, as a result of the Merger, each stock option granted by the Company to purchase shares of Common Stock which were outstanding immediately prior to the Merger, including each stock option available under the Stock Option Plan ("Option"), was canceled and retired and no consideration was delivered or deliverable in exchange therefor, except to the extent that any such Option granted by the Company to purchase shares of Common Stock had vested and was exercisable immediately prior to the Merger. In such an event, each holder of such an Option became, in settlement thereof, eligible to receive from the Company for each share subject to such Option an amount (subject to any applicable back-up withholding taxes) in cash equal to the difference between (a) the Merger Consideration and (b) the per share exercise price of such Option to the extent such difference was a positive number.

            The Company is now wholly owned by the Principal Stockholders and has terminated its registration under Section 12(g)(4) of the Securities Exchange Act of 1934, as amended (the "Act"), by filing a Form 15 with the Securities and Exchange Commission.

            Consequently, the Company hereby withdraws this Registration Statement in accordance with Rule 477 under the Securities Act of 1933, as amended, and deregisters the remaining 142,500 shares of Common Stock subject to the Registration Statement which were not previously issued and sold pursuant to the Stock Option Plan.

                                   SIGNATURES

            The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Langhorne, Commonwealth of Pennsylvania, on this 18th day of December, 1996.

                                 Megamation Inc.

                                 By: /s/ Edward F. Borkowski
                                    -------------------------
                                 Name: Edward F. Borkowski
                                 Title: President and Treasurer

            Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and date indicated.

                                 By: /s/ Tristram C. Colket, Jr.
                                    ----------------------------
                                 Name: Tristram C. Colket, Jr.
                                 Title: Chairman of the Board


                                 By: /s/ Max Cooper
                                    ---------------------------
                                 Name: Max Cooper
                                 Title: Director


                                 By: /s/ Joel S. Lawson
                                    ---------------------------
                                 Name: Joel S. Lawson
                                 Title: Director


                                 By: /s/ Edward F. Borkowski
                                    -------------------------
                                 Name: Edward F. Borkowski
                                 Title: Chief Financial Officer


                                 By: /s/ Thomas Schmidt
                                    --------------------------
                                 Name:  Thomas Schmidt
                                 Title:  Secretary

            The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Langhorne, Commonwealth of Pennsylvania, on December 18, 1996.

                                 1989 Joint Incentive and Non-
                                 qualified Stock Option Plan


                                 By: /s/ Edward F. Borkowski
                                    -------------------------
                                 Name: Edward F. Borkowski

As filed with the Securities and Exchange Commission on December 18, 1996.

                           Registration No. 33-49068

________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                             _____________________

                                 POST-EFFECTIVE

                               AMENDMENT NO. 1 TO

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                            _______________________

                                MEGAMATION INC.
               (Exact name of issuer as specified in its charter)

             Delaware                                   13-3372947
   ----------------------------                     -----------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


           2221 Cabot Boulevard West, Langhorne, PA           19047
           ----------------------------------------------------------
              (Address of Principal Executive Offices)      (Zip Code)

            1992 JOINT INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN
            --------------------------------------------------------
                            (Full title of the plan)

                         Edward F. Borkowski, President
                           2221 Cabot Boulevard West
                        Langhorne, Pennsylvania   19047
                        -------------------------------
                    (Name and address of agent for service)

                                 (215) 702-8660
                                 --------------
         (Telephone number, including area code, or agent for service)

                                With a copy to:

                             JAMES D. EPSTEIN, ESQ.
                           Pepper, Hamilton & Scheetz
                             3000 Two Logan Square
                           Eighteenth & Arch Streets
                     Philadelphia, Pennsylvania 19103-2799

________________________________________________________________________________

                        CALCULATION OF REGISTRATION FEE
                        -------------------------------

Title of           Amount      Proposed maximum  Proposed maximum     Amount
securities to      to be       offering price    aggregate            registration
be registered     registered   per share (1)     offering price (1)   fee
----------------  ----------  -----------------  ------------------   ------------
Common Stock,
par value          1,000,000             $.165            $165,000      $100
$.01 per share     shares

________________________________________________________________________________

(1) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee; based upon the average of the closing bid and asked prices of the Common Stock of the Company on the NASDAQ OTC Bulletin Board on June 26, 1992.

            Upon its effectiveness in June 1992, this Registration Statement on Form S-8 of Megamation Inc. (the "Company"), a Delaware corporation, Registration No. 33-49068 (the "Registration Statement") covered 1,000,000 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") issuable by the Company under its 1992 Joint Incentive and Non-Qualified Stock Option Plan (the "Stock Option Plan").

            On June 18, 1996, pursuant to an Agreement and Plan of Merger dated March 19, 1996 and the First Amendment to the Agreement and Plan of Merger dated as of May 10, 1996, MI Merger Corp. ("Mergerco"), a Delaware corporation wholly owned by two principal stockholders of the Company (the "Principal Stockholders"), merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). As a result of the Merger, (a) each share of Common Stock that was outstanding at the effective time of the Merger, excluding shares owned by Mergerco and shares in respect of which dissenters' rights have been perfected, were converted into the right to receive $.10 per share in cash, without interest, subject to applicable back-up withholding taxes (the "Merger Consideration"); (b) all of the shares of the Company held by Mergerco were canceled without consideration; and (c) each share of Common Stock of Mergerco outstanding immediately prior to the effective time of the Merger was converted into one share of common stock of the surviving corporation.

            Further, as a result of the Merger, each stock option granted by the Company to purchase shares of Common Stock which were outstanding immediately prior to the Merger, including each stock option available under the Stock Option Plan ("Option"), was canceled and retired and no consideration was delivered or deliverable in exchange therefor, except to the extent that any such Option granted by the Company to purchase shares of Common Stock had vested and was exercisable immediately prior to the Merger. In such an event, each holder of such an Option became, in settlement thereof, eligible to receive from the Company for each share subject to such Option an amount (subject to any applicable back-up withholding taxes) in cash equal to the difference between (a) the Merger Consideration and (b) the per share exercise price of such Option to the extent such difference was a positive number.

            The Company is now wholly owned by the Principal Stockholders and has terminated its registration under Section 12(g)(4) of the Securities Exchange Act of 1934, as amended (the "Act"), by filing a Form 15 with the Securities and Exchange Commission.

            Consequently, the Company hereby withdraws this Registration Statement in accordance with Rule 477 under the Securities Act of 1933, as amended, and to deregister the remaining 1,000,000 shares of Common Stock subject to the Registration Statement which were not previously issued and sold pursuant to the Stock Option Plan.

                                   SIGNATURES

            The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Langhorne, Commonwealth of Pennsylvania, on this 18th day of December, 1996.

                                 Megamation Inc.

                                 By: /s/ Edward F. Borkowski
                                    --------------------------
                                 Name: Edward F. Borkowski
                                 Title: President and Treasurer

            Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                                 By: /s/ Tristram C. Colket, Jr.
                                    ----------------------------
                                 Name: Tristram C. Colket, Jr.
                                 Title: Chairman of the Board


                                 By: /s/ Max Cooper
                                    ----------------------------
                                 Name: Max Cooper
                                 Title: Director


                                 By: /s/ Joel S. Lawson
                                    ----------------------------
                                 Name: Joel S. Lawson
                                 Title: Director


                                 By: /s/ Edward F. Borkowski
                                    --------------------------
                                 Name: Edward F. Borkowski
                                 Title: Chief Financial Officer


                                 By: /s/ Thomas Schmidt
                                    --------------------------
                                 Name: Thomas Schmidt
                                 Title: Secretary

            The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Langhorne, Commonwealth of Pennsylvania, on December 18, 1996.

                                 1992 Joint Incentive and Non-
                                 qualified Stock Option Plan


                                 By: /s/ Edward F. Borkowski
                                    --------------------------
                                 Name: Edward F. Borkowski

As filed with the Securities and Exchange Commission on December 18, 1996.


                           Registration No. 33-98670

________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549
                             _____________________

                                 POST-EFFECTIVE

                               AMENDMENT NO. 1 TO

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                            _______________________

                                MEGAMATION INC.
               (Exact name of issuer as specified in its charter)

             Delaware                                13-3372947
   ----------------------------                   -----------------
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)


           2221 Cabot Boulevard West, Langhorne, PA         019047
           ---------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)

            1995 JOINT INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN
            --------------------------------------------------------
                            (Full title of the plan)

                         Edward F. Borkowski, President
                           2221 Cabot Boulevard West
                        Langhorne, Pennsylvania   19047
                        -------------------------------
                    (Name and address of agent for service)

                                 (215) 702-8660
                                 --------------
         (Telephone number, including area code, or agent for service)

                                With a copy to:

                             JAMES D. EPSTEIN, ESQ
                           Pepper, Hamilton & Scheetz
                             3000 Two Logan Square
                           Eighteenth & Arch Streets
                     Philadelphia, Pennsylvania 19103-2799
________________________________________________________________________________

                        CALCULATION OF REGISTRATION FEE
                        -------------------------------

Title of          Amount       Proposed maximum   Proposed maximum     Amount
securities to     to be        offering price     aggregate            registration
be registered     registered   per share (1)      offering price (1)   fee
----------------  ----------  -----------------  ------------------    ------------
Common Stock,      3,452,829     $  0.15            $517,924              $178.60
par value         shares
$.01 per share    100,000        $  0.50            $ 50,000              $ 17.24
                  shares
                  947,171        $  0.11            $104,189              $ 35.93
                  shares                                                  -------
                                                                          $231.77

________________________________________________________________________________
(1) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee; based upon the exercise price per share of outstanding options and the average of the closing bid and asked prices of the Common Stock of the Company on the NASDAQ OTC Bulletin Board on October 23, 1995 for shares not subject to options.

            Upon its effectiveness in October 1995, this Registration Statement on Form S-8 of Megamation Inc. (the "Company"), a Delaware corporation, Registration No. 33-98670 (the "Registration Statement") covered 4,500,000 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") issuable by the Company under its 1995 Joint Incentive and Non-Qualified Stock Option Plan (the "Stock Option Plan").

            On June 18, 1996, pursuant to an Agreement and Plan of Merger dated March 19, 1996 and the First Amendment to the Agreement and Plan of Merger dated as of May 10, 1996, MI Merger Corp. ("Mergerco"), a Delaware corporation wholly owned by two principal stockholders of the Company (the "Principal Stockholders"), merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). As a result of the Merger, (a) each share of Common Stock that was outstanding at the effective time of the Merger, excluding shares owned by Mergerco and shares in respect of which dissenters' rights have been perfected, were converted into the right to receive $.10 per share in cash, without interest, subject to applicable back-up withholding taxes (the "Merger Consideration"); (b) all of the shares of the Company held by Mergerco were canceled without consideration; and (c) each share of Common Stock of Mergerco outstanding immediately prior to the effective time of the Merger was converted into one share of common stock of the surviving corporation.

            Further, as a result of the Merger, each stock option granted by the Company to purchase shares of Common Stock which were outstanding immediately prior to the Merger, including each stock option available under the Stock Option Plan ("Option"), was canceled and retired and no consideration was delivered or deliverable in exchange therefor, except to the extent that any such Option granted by the Company to purchase shares of Common Stock had vested and was exercisable immediately prior to the Merger. In such an event, each holder of such an Option became, in settlement thereof, eligible to receive from the Company for each share subject to such Option an amount (subject to any applicable back-up withholding taxes) in cash equal to the difference between (a) the Merger Consideration and (b) the per share exercise price of such Option to the extent such difference was a positive number.

            The Company is now wholly owned by the Principal Stockholders and has terminated its registration under Section 12(g)(4) of the Securities Exchange Act of 1934, as amended (the "Act"), by filing a Form 15 with the Securities and Exchange Commission.

            Consequently, the Company hereby withdraws this Registration Statement in accordance with Rule 477 under the Securities Act of 1933, as amended, and to deregister the remaining 4,195,339 shares of Common Stock subject to the Registration Statement which were not previously issued and sold pursuant to the Stock Option Plan.

                                   SIGNATURES

            The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Langhorne, Commonwealth of Pennsylvania, on this 18th day of December, 1996.

                                 Megamation Inc.

                                 By: /s/ Edward F. Borkowski
                                    -------------------------
                                 Name: Edward F. Borkowski
                                 Title: President and Treasurer

            Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and date indicated.

                                 By: /s/ Tristram C. Colket, Jr.
                                    ----------------------------
                                 Name: Tristram C. Colket, Jr.
                                 Title: Chairman of the Board


                                 By: /s/ Max Cooper
                                    ---------------------------
                                 Name: Max Cooper
                                 Title: Director


                                 By: /s/ Joel S. Lawson
                                    ---------------------------
                                 Name: Joel S. Lawson
                                 Title: Director


                                 By: /s/ Edward F. Borkowski
                                    -------------------------
                                 Name: Edward F. Borkowski
                                 Title: Chief Financial Officer


                                 By: /s/ Thomas Schmidt
                                    --------------------------
                                 Name:  Thomas Schmidt
                                 Title:  Secretary

            The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Langhorne, Commonwealth of Pennsylvania, on December 18, 1996.

                                 1995 Joint Incentive and Non-
                                 qualified Stock Option Plan

                                 By: /s/ Edward F. Borkowski
                                    -------------------------
                                 Name: Edward F. Borkowski